ABERDEEN FUNDS

Aberdeen Diversified Alternatives Fund

Aberdeen Diversified Income Fund

Aberdeen Dynamic Allocation Fund

(the “Funds”)

Supplement to Aberdeen Funds Statutory Prospectus dated February 27, 2015, as supplemented to date (“Prospectus”)

The following replaces the charts reflecting the Portfolio Managers for the Funds entitled, “Summary-Aberdeen Diversified Alternatives Fund — Portfolio Managers” on page 49, “Summary — Aberdeen Diversified Income Fund — Portfolio Managers” on page 36, and “Summary - Aberdeen Dynamic Allocation Fund — Portfolio Managers” on page 42 of the Prospectus:

Name	Title	Served on the Fund Since
Richard Fonash, CFA®	Senior Investment Manager	2008*
Michael Turner	Head of Multi-Asset	2015

*Includes Predecessor Fund

The following replaces the chart reflecting the Portfolio Managers for the Funds in the section entitled, “Fund Management —Portfolio Management- Aberdeen Diversified Income Fund, Aberdeen Dynamic Allocation Fund, Aberdeen Diversified Alternatives Fund” beginning on page 173 of the Prospectus:

The Adviser generally uses a team-based approach for management of each Fund. Richard Fonash and Michael Turner are the portfolio managers for each of the Funds.

Portfolio Managers	Funds

Richard Fonash, CFA®, Senior Investment Manager
(AAMI)
Richard Fonash is a Senior Investment Manager on the Aberdeen Investment Solutions team. Richard joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where since May 2000 he served in several positions, including chief investment officer and chief operating officer — investments. Previously, Richard was a finance director at Advanta Corporation. Richard graduated with a BS in finance from Villanova University and an MBA in finance from the University of Rochester. He is a CFA Charterholder.

Aberdeen Diversified Income Fund Aberdeen Dynamic Allocation Fund Aberdeen Diversified Alternatives Fund

Michael Turner, Head of Multi-Asset (AAML)

Michael Turner is Head of Multi-Asset, and is one of the senior leaders in Aberdeen Investment Solutions responsible for leading the non-UK based portfolio management teams. Michael oversees the asset allocation process for discretionary Institutional, and Outcome Oriented Multi-Asset portfolios, working closely with the Heads of Global Strategy and Investment Office. Michael is also a director of Aberdeen Pension Trustees Ltd and is a trustee of several defined benefit pension schemes. Michael joined Aberdeen via the acquisition of Edinburgh Fund Managers in 2003. Michael joined Edinburgh Fund Managers in 1998 as Head of Fixed Interest & Strategy, a Divisional Director of the Investment Management Divisional Board and a member of the Asset Allocation Committee. Previously, Michael worked for WorldInvest as Head of Fixed Income. Prior to that, he worked for Gulf International Bank as a Global

Aberdeen Diversified Income Fund Aberdeen Dynamic Allocation Fund Aberdeen Diversified Alternatives Fund

Fixed Income Manager. Michael graduated with a BA(Hons) in Economics from Heriot-Watt University.

All references to Allison Mortensen are hereby deleted from the Prospectus.

This supplement is dated September 24, 2015.

Please retain this Supplement for future reference.

ABERDEEN FUNDS

Aberdeen Diversified Alternatives Fund

Aberdeen Diversified Income Fund

Aberdeen Dynamic Allocation Fund

(the “Funds”)

Supplement to the Aberdeen Funds Statement of Additional Information dated February 27, 2015, as supplemented to date (“SAI”)

The following information is added to the chart in the section entitled, “Investment Advisory and Other Services — Portfolio Managers” in the Funds’ SAI:

Portfolio Manager	Portfolio Managed	Dollar Range of Portfolio Shares Owned
Michael Turner	Diversified Income Fund	None

	Dynamic Allocation Fund	None

	Diversified Alternatives Fund	None

The following information is added to the chart in the section entitled, “Appendix A — Portfolio Managers” in the Funds’ SAI:

Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of June 30, 2015)

Michael Turner Diversified Income Fund Dynamic Allocation Fund Diversified Alternatives Fund	Registered Investment Companies: 3 accounts, $214.27 total assets Other Pooled Investment Vehicles: 24 accounts, $2,887.40 total assets Other Accounts: 54 accounts, $2,838.51 total assets

All references to Allison Mortensen are deleted from the SAI.

This supplement is dated September 24, 2015.

Please retain this Supplement for future reference.